Exhibit 10.1 GLOBAL CUSTODY AGREEMENT For Foreign and Domestic Securities This Custodian Agreement (“Agreement”) is made as of July 27, 2015 by and between each of the parties listed in Schedule I (each, a “Fund”) and MUFG Union Bank, N.A. (“Custodian”). WHEREAS, the Custodian is a bank meeting the qualifications required by Section 17(f)(1) of the Act to act as custodian of the securities and other assets of each Fund that is a registered investment company; and WHEREAS, each Fund wishes to retain the Custodian to act as custodian of that Fund’s assets, and the Custodian has indicated its willingness to so act; NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows: 1. DEFINITIONS Certain terms used in this Agreement are defined as follows: 1.1. “Account” means, collectively, each account maintained by Custodian on behalf of a Fund pursuant to Paragraph 4 of this Agreement. 1.2. “Act” means the Investment Company Act of 1940, as amended, and the rules and regulations adopted by the U.S. Securities and Exchange Commission (“SEC”) thereunder, including §270.17f-4, §270.17f-5 and §270.17f-7, all as may be amended from time to time. 1.3. “Board” means the Board of Trustees or the Board of Directors of a Fund. 1.4. “Depository” means both any “securities depositary” within the meaning of §270.17f-4 of the Act and any Eligible Securities Depository. 1.5. “Eligible Foreign Custodian” means an entity that is incorporated or organized under the laws of a country other than the United States and that is a Qualified Foreign Bank, as defined in §270.17f-5(a)(5) of the Act. 1.6. “Eligible Securities Depository”, (“Depository”, or collectively “Depositories”) means a system for the central handling of securities as defined in §270.17f-7(b)(1) of the Act. 1.7. “Emerging Market” means each market so identified in Appendix A attached hereto. 1.8. “Foreign Account” means an Account in which Foreign Currencies or Securities are held by the Custodian for the benefit of clients whether in comingled accounts or accounts designated for each beneficial owner as is required under the regulatory jurisdiction where the Foreign Account is established. 1.9. “Foreign Assets” has the meaning provided in §270.17f-5(a)(2) of the Act. 1.10. “Foreign Currency” (“Currencies”) means any currency or any composite currency unit issued by a government or entity other than the United States Department of Treasury. 1.11. “Foreign Market” means each market so identified in Appendix A attached hereto. 1.12. “Sub-Custodian” means an entity, including an Eligible Foreign Custodian and Domestic Sub-Custodian, which Custodian retains to hold Securities.

1.13. “Global Sub-Agent Network” (“Sub-Agent Network” or “Sub-Agents”) means any Sub-Custodian located in the United States (the “Domestic Sub-Custodian”), and any sub-agents located in the countries and markets where Eligible Foreign Sub-Custodians and Eligible Foreign Depositories are maintained by Custodian or any Sub- Custodian located in the United States which utilizes a Sub-Agent Network on behalf of Custodian. 1.14. “Governing Documents” means, with respect to each of the Funds, (i) the declaration of trust, limited liability company agreement or other constituting document of the Fund and (ii) the current private offering memorandum or currently effective prospectus and statement of additional information (as applicable). 1.15. “Investment Manager” or “Manager” means Westech Advisors, LLC. 1.16. “Monitoring System” means the policies and procedures established by Custodian to fulfill its duties to monitor the custody risks associated with maintaining Securities with a Sub-Custodian or Depository on a continuing basis, pursuant to this Agreement. 1.17. “Securities” means securities as defined in §2(a)(36) of the Act together with cash or any currency or other property of the Funds and all income and proceeds of sale of such securities or other property of a Fund that are held by Custodian in the Account. 1.18. “Securities Act” means the Securities Act of 1933, as amended. 2. APPOINTMENT 2.1. Each Fund hereby appoints the Custodian as the custodian of its Securities. 2.2. Each Fund has provided the Custodian with a copy of its Governing Documents, and will provide the Custodian with a copy of amendments, supplements and modifications thereof from time to time. 2.3. The Custodian hereby accepts appointment as custodian of the Securities of the Funds and agrees to perform the duties of such custodian in accordance with the provisions of this Agreement. 3. REPRESENTATIONS AND ACKNOWLEDGEMENTS 3.1. Power to Enter Agreement. Each Fund represents that, with respect to its Account, it is authorized to enter into this Agreement and to retain Custodian on the terms and conditions and for the purposes described herein. 3.2. Foreign Custody Manager. The custodian agrees to serve as each Fund’s “Foreign Custody Manager” as defined in Rule §270.17f-5(a)(3) of the Act, in respect of that Fund’s Foreign Assets held from time to time by the Custodian with any Sub-Custodian that is an Eligible Foreign Custodian or with any Eligible Securities Depository. 3.3. Custodian’s Sub-Agent Network. Each Fund hereby acknowledges receiving appropriate notice of Custodian’s selection of the use of those Eligible Foreign Custodians and Eligible Securities Depositories that are identified in Appendix A of this Agreement as amended from time to time. 4. ESTABLISHMENT OF ACCOUNT For each Fund, Custodian shall open and maintain a separate Account or Accounts in the name of that Fund and shall hold in such Account or Accounts, subject to the provisions hereof, all Securities received by it from or for the Account of that Fund. Custodian, in its sole discretion, may reasonably refuse to accept any property now or hereafter delivered to it for inclusion in the Account. A Fund shall be notified promptly of such refusal and any such property shall be immediately returned to that Fund. Custodian shall be under no duty to take any action hereunder on behalf of a Fund except as specifically set forth herein or as may be specifically agreed to by Custodian and that Fund in a written amendment hereto. 5. CUSTODY AND REGISTRATION

Custodian may (i) maintain possession of all or any portion of the Securities, including possession in a foreign branch or other office of Custodian; or (ii) retain, in accordance with this Paragraph 5 and Paragraph 6 of this Agreement one or more Sub-Custodians to hold all or any portion of the Securities. Custodian and any Sub- Custodian may, in accordance with this Paragraph 5 and Paragraph 6 of this Agreement, deposit definitive or book- entry Securities with one or more Depositories. 5.1. Identification of Securities. Custodian shall ensure the Securities are at all times properly identified as being held for the appropriate Account. Custodian shall segregate physically the Securities from other securities owned by Custodian. Custodian shall not be required to segregate physically Securities held from other securities or property held by Custodian for third parties as custodian or other representative capacity, but Custodian shall maintain adequate records showing the true ownership of the Securities. 5.2. Use of Depositories and Sub-Custodians. Custodian may, in its discretion, deposit any Securities which, under applicable law, are eligible to be so deposited in a Depository or Sub-Custodian account Securities and Foreign Currencies held by a Sub-Custodian or Depository will be held subject to the rules, terms and conditions of such securities markets or securities depositories. If Custodian deposits Securities with a Sub-Custodian or Depository, Custodian shall maintain adequate records showing the identity and location of the Sub-Custodian or Depository, the Securities held by the Sub-Custodian or Depository and each account to which such Securities belong. With respect to Securities that are held for Custodian or any Sub-Custodian at a Depository, as defined in §270.17f-4 of the Act, Custodian shall satisfy or cause the Sub-Custodian to satisfy the requirements of §270.17f-4 of the Act. 5.3. Use of Nominees. Custodian shall have the right to hold or cause to be held all Securities in the name of the Custodian, or for any Sub-Custodian or Depository, or in the name of a nominee of any of them as Custodian shall determine to be appropriate under the circumstances. 5.4. Foreign Currency Deposits. The Custodian may in accordance with customary practices hold any currency in which any cash is denominated on deposit, and effect transactions relating thereto, through an account with an affiliate of Custodian, or Sub-Custodian or Depository in the country where such currency is the lawful currency or in other countries where such currency may be lawfully held on deposit. 5.5. Transferability and Convertibility of Currency. Custodian shall have no liability for any loss or damage arising from the applicability of any law or regulation now or hereafter in effect, or from the occurrence of any event, which may affect the transferability, convertibility, or availability of any currency in the countries where such Foreign Accounts are maintained and in no event shall Custodian be obligated to substitute another currency for a currency whose transferability, convertibility, or availability has been affected by such law, regulation or event, except to the extent that such liability is a result of Custodian’s own willful misfeasance, negligence or reckless disregard of Custodian’s performance of activities under this Agreement. To the extent that any such law, regulation or event imposes a cost or charge upon Custodian in relation to the transferability, convertibility, or availability of any such currency, such cost or charge shall be for the Account. 5.6. Delivery of Securities. If a Fund directs Custodian to deliver assets, certificates or other physical evidence of ownership of Securities to any broker or other party, other than a Sub-Custodian or Depository employed by Custodian for purposes of maintaining its Account, Custodian’s sole responsibility shall be to exercise care and diligence in effecting the delivery as instructed by that Fund. Upon completion of the delivery, Custodian shall be discharged completely of any further liability or responsibility with respect to the safekeeping and custody of Securities so delivered. 5.7. Transferability of Securities. Except as otherwise provided under this Agreement or as the parties may otherwise agree, Custodian shall ensure that (i) the Securities will not be subject to any right, charge, security interest, lien, or claim of any kind in favor of Custodian or any Sub-Custodian or any person claiming through any of them except for Custodian’s expenses relating to the Securities’ safe custody or administration or other services made available under contractual agreements to Account by Custodian, and in the case of cash deposits at an Eligible Foreign Custodian, liens or rights in favor of the creditors of the Eligible Foreign Custodian arising under bankruptcy, insolvency, or similar laws, and (ii) the beneficial ownership of the Securities will be freely transferable without the payment of money or value other than for safe custody or administration.

5.8. Access to Account Records. Each Fund or its designee, shall have access, upon reasonable prior notice to Custodian, during regular business hours to the books and records relating to the Accounts, or shall be given confirmation of the contents of the books and records, maintained by Custodian or any Sub-Custodian holding securities hereunder to verify the accuracy of such books and records. Custodian shall notify a Fund promptly of any applicable law or regulation in any country where Securities are held that would restrict such access or confirmation. 6. SELECTION AND MONITORING OF GLOBAL SUE-AGENT NETWORK Upon written notice to the applicable Fund, as provided in Subparagraph 6.3 of this Agreement, Custodian may from time to time select one or more Domestic Sub-Custodians and Eligible Foreign Custodians and, subject to the provisions of Subparagraph 6.5, one or more Eligible Securities Depositories, to hold Securities hereunder. 6.1. Governing Sub-Agent Agreement. Any relationship Custodian establishes with an Eligible Foreign Custodian with respect to Securities shall be governed by a written contract providing for the reasonable care of Securities based on the standards specified in section §270.17(f)-5(c)(1) of the Act, and including the provisions set forth in sections §270.17(f)-5(c)(2)(i)(A) through (F) of the Act, or provisions which Custodian determines provide the same or greater protection of a Fund’s Securities. 6.2. Sub-Agent Network Selection. 6.2.1. Foreign Sub-Custodian. In selecting an Eligible Foreign Custodian on behalf of Custodian, the Domestic Sub- Custodian shall exercise reasonable care, prudence and diligence and shall consider whether the Securities will be subject to reasonable care, based on the standards applicable to custodians in the relevant market, including (i) the Eligible Foreign Custodian’s practices, procedures, and internal controls, including, but not limited to, the physical protections available for certificated securities (if applicable), the method of keeping custodial records, and the security and data protection practices; (ii) the Eligible Foreign Custodian’s financial strength, general reputation and standing in the country in which it is located, its ability to provide efficiently the custodial services required, and the relative cost of such services; and, (iii) whether the Eligible Foreign Custodian has branch offices in the United States, or consents to service of process in the United States, in order to facilitate jurisdiction over and enforcement of judgments against it. 6.2.2. Securities Depository. In selecting an Eligible Securities Depository, Custodian shall exercise reasonable care, prudence, and diligence In evaluating the custody risks associated with maintaining Securities with the Eligible Securities Depository under Custodian’s custody arrangements with any relevant Eligible Foreign Custodian and the Eligible Securities Depository. 6.3. Notices to Funds. Custodian shall give written notice to a Fund of the deposit of its Securities with an Eligible Foreign Custodian or, directly or through an Eligible Foreign Sub-Custodian, with an Eligible Securities Depository. The notice shall identify the Eligible Foreign Custodian or Eligible Securities Depository and shall include reasonably available information relied on by Custodian in making the selection. 6.4. Monitoring of Sub-Agent Network. Custodian shall monitor under its Monitoring System the appropriateness of the continued custody or maintenance of a Fund’s Securities with each Domestic Sub-Custodian and their Global Network of Eligible Foreign Custodian or Eligible Securities Depository. 6.4.1. Custodian shall evaluate and determine at least annually the continued eligibility of its Domestic Sub- Custodian and each Eligible Foreign Custodian and Eligible Securities Depository approved by a Fund to act as such hereunder. In discharging this responsibility, Custodian shall (i) monitor on a continuing basis the services and reports provided by its Domestic Sub-Custodian for each of its Eligible Foreign Custodians or Eligible Securities Depositories; (ii) at least annually, obtain and review the periodic reports published by its Domestic Sub-Custodian confirming the Domestic Sub-Custodian’s review of the continued eligibility of each Foreign Sub-Custodian and Foreign Securities Depository; and (iii) review periodic reports related to the Domestic Sub-Custodian’s periodic physical inspections of the operations of each Eligible Foreign Custodian or Eligible Securities Depository as deemed appropriate.

6.4.2. Custodian shall provide to the Board or Manager (as applicable) annually and at such other times as the Board or Manager may reasonably request based on the circumstances of a Fund’s foreign custody arrangements, written reports notifying the Board or Manager of the placement of Securities of a Fund with a particular Domestic Sub- Custodian or a particular foreign Eligible Foreign Custodian within a Foreign Market or an Emerging Market and of any material change in the arrangements (including any material changes in any contracts governing such arrangements or any material changes in the established practices or procedures of Depositories) with respect to Securities of a Fund held by the Eligible Foreign Custodian. 6.4.3. If Custodian determines that (i) any Eligible Foreign Custodian or Eligible Securities Depositary no longer satisfies the applicable requirements described in Subparagraph 1.4 of this Agreement (in the case of an Eligible Foreign Custodian) or Subparagraph 1.5 of this Agreement (in the case of an Eligible Securities Depository); or, (ii) any Eligible Foreign Custodian or Eligible Securities Depository is otherwise no longer capable or qualified to perform the functions contemplated herein; or, (iii) any change in a contract with a Eligible Foreign Custodian or any change in established Eligible Securities Depository or market practices or procedures shall cause a custody arrangement to no longer meet the requirements of the Act, Custodian shall promptly give written notice thereof to each applicable Fund. The notice shall either indicate Custodian’s intention to transfer Securities held by the removed Eligible Foreign Custodian or Eligible Securities Depository to another Eligible Foreign Custodian or Eligible Securities Depository previously identified to the Fund, or include a notice pursuant to Subparagraph 6.4 of this Agreement of Custodian’s intention to deposit Securities with a new Eligible Foreign Custodian or Eligible Securities Depository, in either instance such transfer of Securities to be effected as soon as reasonably practical. 6.5. Compulsory Depositories. Notwithstanding the foregoing sub-sections of this Paragraph 6, Custodian shall have no responsibility for the selection or monitoring of any Eligible Securities Depository or Eligible Securities Depository’s agent (“Compulsory Depository”) (i) the use of which is mandated by law or regulation; (ii) because securities cannot be withdrawn from the depository; or (iii) because maintaining securities outside the securities depository is not consistent with prevailing market practices in the relevant market; provided however, that Custodian shall notify a Fund if that Fund has directed a trade in a market containing a Compulsory Depository, so that Fund shall have an opportunity to determine the appropriateness of investing in such market. Custodian shall provide risk analysis and monitoring of any such Compulsory Depository as provided in Rule 17f-7 under the Act, and will exercise reasonable care, prudence, and diligence in performing these responsibilities. 6.6. Assessment of Custody Risk. Each Fund and Custodian agree that, for purposes of this Paragraph 6, Custodian’s determination of appropriateness shall only include custody risk, and shall not include any evaluation of “country risk” or systemic risk associated with the investment or holding of assets in a particular country or market, including, but not limited to (i) the use of Compulsory Depositories; (ii) the country’s or market’s financial infrastructure; (iii) the country’s or market’s prevailing custody and settlement practices; (iv) risk of nationalization, expropriation or other governmental actions; (v) regulation of the banking or securities industries; (vi) currency controls, restrictions, devaluation or fluctuation; and (vii) country or market conditions which may affect the orderly execution of securities transactions or affect the value of the transactions. Each Fund and Custodian further agree that the evaluation of any such country and systemic risks shall be solely the responsibility of such Fund. 7. TRANSACTIONS 7.1. Instructions and Immediately Available Funds. Each Fund is responsible for ensuring that Custodian receives timely instructions and sufficient immediately available funds for all transactions by such time and date as conditions in the relevant market dictates. As used herein, “sufficient immediately available funds” shall mean either (i) sufficient cash denominated in the currency of a Fund’s home jurisdiction to purchase the necessary foreign currency, or (ii) sufficient applicable foreign currency, to settle the transaction. If Custodian does not receive such timely instructions and/or immediately available funds, Custodian shall have no liability of any kind to any person, including a Fund, for failing to effect settlement. However, Custodian shall use reasonable efforts to effect settlement as soon as possible after receipt of appropriate instructions. Unless otherwise specified by a Fund, foreign exchange transactions will be processed according to the instructions in Appendix B. 7.2. Customary or Established Settlement Practices. Each Fund acknowledges settlement of and payment for Securities received for and delivered from the Account may be made in accordance with the customary or established securities trading and securities processing practices in the market in which the transaction occurs. Each

Fund understands that when Custodian is instructed to deliver Foreign Securities or Foreign Currencies against payment, delivery of such Foreign Securities and Foreign Currencies and receipt of payment therefore may not be completed simultaneously. Each Fund assumes full responsibility for all credit risks involved in connection with Custodian’s delivery of Foreign Securities or Foreign Currencies pursuant to instructions of that Fund. 7.3. Additions to and Withdrawals from Account. Custodian shall make all additions and withdrawals of Securities to and from this Account only upon receipt of and pursuant to written instructions from the applicable Fund or Manager. 7.4. Purchase or Sales. The Funds or Manager from time to time may instruct Custodian regarding the purchase or sale of Securities in accordance with this paragraph 7. 7.5. Purchases. Custodian shall settle purchases by charging the Account with the amount necessary to make the purchase and effecting payment to the seller or broker for the Securities. Custodian shall have no liability of any kind to any person, including a Fund, if Custodian effects payment on behalf of the Account, and the settler or broker specified by Manager falls to deliver the Securities purchased. Custodian shall exercise such ordinary care and diligence as would be employed by a reasonably prudent custodian in examining and verifying the certificates or other indicia of ownership of the Securities purchased before accepting them, except with respect to assets described in Paragraph 7.7. 7.6. Sales. Custodian shall settle sales by delivering certificates or other indicia of ownership of the Securities, and as instructed, shall receive cash for such sales. Custodian shall have no liability of any kind to any person, including a Fund, if Custodian exercises due diligence and delivers such certificates or indicia of ownership and the purchaser or broker fails to effect payment. 7.7. Depository Settlement. If a purchase or sale is settled through a Sub-Custodian or Depository, Custodian shall exercise such ordinary care and diligence as would be employed by a reasonably prudent custodian in verifying proper consummation of the transaction by the Sub-Custodian or Depository. 7.8. Income and Principal. Custodian or its designated Sub-Agents are authorized, as a Fund’s agent, to surrender against payment maturing obligations and obligations called for redemption, and to collect and receive payments of interest and principal, dividends, warrants, and other things of value in connection with that Fund’s Securities. Absent written instructions from the applicable Fund or Manager, funds will remain in the currency of collection upon receipt of payment. 7.9. Foreign Currency Transactions. At the direction of the applicable Fund or Manager, as the case may be, Custodian shall convert currency in the Account to other currencies through customary channels including, without limitation, Custodian or any of its affiliates or Sub-Custodian Network, as shall be necessary to effect any transaction directed by the applicable Fund or Manager. If a Fund or Manager gives Custodian standing instructions to execute foreign currency exchange transactions on that Fund’s behalf, such transactions will be performed in accordance with the FX Standing Instructions Defined Spread Service Level Document as amended from time to time. 7.10. Taxes. Custodian shall pay or cause to be paid from the Account all taxes and levies in the nature of taxes imposed on the Account or the Foreign Securities thereof by any country. Custodian will use reasonable efforts to give the applicable Fund or Manager, as the case may be, advance notice of the imposition of such taxes. The Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on a Fund or the Custodian as custodian of that Fund by the tax law of the United States or of any state or political subdivision thereof or any foreign jurisdiction. The sole responsibilities of the Custodian with regard to such tax law shall be to use reasonable efforts to effect the withholding of local taxes and related charges with regard to market entitlement/payment in accordance with local law and subject to local market practice or custom and to assist a Fund with respect to any claim for exemption or refund under the tax law of countries for which that Fund has provided such information. Except as specifically provided in this Agreement or otherwise agreed to in writing by the Custodian, the Custodian shall have no independent obligation to determine the tax obligations now or hereafter imposed on a Fund by any taxing authority or to obtain or provide information relating thereto, and shall have no obligation or liability with respect to such tax obligations.

7.11. Foreign Tax Reclamation. Custodian shall use reasonable efforts to obtain refunds of taxes withheld on Foreign Securities or the income thereof that are available under applicable tax laws, treaties and regulations subject to a Fund’s provision of all documentation and certifications as required by U.S. and foreign tax authorities to establish the eligibility of a Fund for tax redamation under applicable law or treaty. Subject to Paragraphs 15.1 and 16.1, each Fund hereby agrees to indemnify and hold harmless Custodian and its agents in respect to any liability arising from any underwithholding or underpayment of any Tax which results from the inaccuracy or invalidity of any such forms or other documentation, and such obligation to indemnify shall be a continuing obligation of the applicable Fund, its successor and assignees, notwithstanding the termination of this agreement. The Custodian is authorized to disclose any information required by any such tax or other governmental authority in relation to processing any claim for exemption from or reduction or refund of any taxes relating to a Fund’s transactions and holdings. 7.12. Collection Obligations. Custodian shall diligently collect income and principal of Securities which the Custodian has received actual notice in accordance with normal industry practices. However, Custodian shall be under no obligation or duty to take any action to effect collection of any amount if the Securities upon which such amount is payable is in default, or if payment is refused after due demand. Custodian shall notify the applicable Fund and Manager promptly of such default or refusal to pay. Custodian shall have no duty to file or pursue any bankruptcy or class action claims with respect to Account, unless indemnified by the applicable Fund in manner and amount satisfactory to Custodian provided, however, unless the applicable Fund directs otherwise, Custodian will use its best efforts to file claims in class actions and pay any recovery to account, net of Custodian’s fees as disclosed in the fee schedule. 7.13. Capital Changes. Custodian may, without further instruction from the applicable Fund or Manager, exchange temporary certificates and may surrender and exchange Securities for other securities in connection with any reorganization, recapitalization or similar transaction in which the owner of the Securities is not given an option. Custodian has no responsibility to effect any such exchange unless it has received notice of the event permitting or requiring such exchange at the office of Custodian’s designated agents. 7.14. Fractional Interest. Custodian shall receive and retain all stock distributed by a corporation as a dividend, stock split, or otherwise and, in connection therewith, any fractional shares, unless otherwise instructed or without authorization to sell. 7.15. Delivery of Instructions. Instructions shall be directed to Custodian or Domestic Sub-Custodian, as applicable with respect to the foregoing. 8. CREDITS TO ACCOUNT 8.1. Payment. Custodian may as a matter of bookkeeping convenience or by separate agreement with a Fund, credit that Fund’s Account with the proceeds from the sale, redemption or other disposition of Securities or interest or dividends or other distributions payable on Securities prior to its actual receipt of final payment; therefore, all such credits shall be conditional until the Custodian’s actual receipt of final payment and may be reversed by Custodian to the extent that final payment is not received. Payment with respect to a transaction will not be final until Custodian receives immediately available funds under which applicable local law, rule and/or practice are irreversible and not subject to any security interest, levy or other encumbrance, and which are specifically applicable to such transaction. The Funds acknowledge and agree that any currency risk associated with such credits will be born by the applicable Fund. 8.2. Emerging Market Settlement Dates. Notwithstanding the foregoing Paragraph 8.1, each Fund understands and agrees that settlement of Securities transactions is available only on settlement date basis in certain Emerging Markets, which are identified in Appendix A, as amended from time to time. 8.2.1. Cash Deposits. For Emerging Markets with restricted settlement conditions, cash of any currency deposited or delivered to the Account shall be available for use by a Fund or Investment Manager only on the business day on which actual receipt of final payment and funds of good value are available to Sub-Custodian in the Account

8.2.2. Securities. For Emerging Markets with restricted settlement conditions, Securities deposited or delivered to the Account shall be available for use by the applicable Fund or Investment Manager only on the business day on which such Securities are held in the nominee name or are otherwise subject to the control of and in a form for good delivery by, the Sub-Custodian. 9. OVERDRAFT AND INDEBTEDNESS 9.1. Advance Funds. If Custodian advances funds to or for the benefit of Account in connection with the settlement of securities or currency transactions or other activity in the Account including overdrafts or other indebtedness incurred in connection with the settlement of securities transactions, maturity or income payments or funds transfers, the applicable Fund agrees to reimburse Custodian on demand the amount of the advance or overdraft and all related fees as established in Custodian’s published fee schedule. A Fund will bear the risk from any currency valuation differences associated with that Fund’s reimbursement obligations to Custodian. Custodian shall also have the right to utilize any cash in the Account in order to obtain reimbursement hereunder and to setoff Custodian’s obligations with respect to any deposits or credit balances in the Account against any obligation of the applicable Fund hereunder. 9.2. Repayment. To the extent permissible by applicable law, in order to secure repayment of Account’s obligations to Custodian hereunder, each Fund hereby pledges and grants to Custodian a continuing lien and security interest in, and right of set-off against, all of its Account’s right, title and interest in and to (i) all Accounts in that Fund’s name and the Securities, money and other property now or hereafter held in such Accounts (including proceeds thereof); and (ii) each of its Accounts in respect of which or for whose benefit the advance or overdraft relates and the Securities, money and other property now or hereafter held in such Accounts, including proceeds thereof. In this regard, Custodian shall be entitled to all the rights and remedies of a pledgee and secured creditor under applicable laws, rules or regulations as then in effect. Each Fund authorizes the Custodian, in the Custodian’s sole discretion, at any time to charge any overdraft or indebtedness, together with interest due thereon, against any balance of account standing to the credit of that Fund on the Custodian’s books. In addition, the Custodian shall be entitled to utilize available cash and to dispose of such Fund’s Securities to the extent necessary to obtain reimbursement. 10. CORPORATE ACTIONS PROXIES AND LITERATURE 10.1. Corporate Actions. Custodian shall notify Manager of the receipt of notices of redemptions, conversions, exchanges, calls, puts, subscription rights, and scrip certificates (“Corporate Action(s)”). Custodian need not monitor financial publications for notices of Corporate Actions and shall not be obligated to take any action unless actual notice has been received by Custodian at the offices of its Domestic Sub-Custodian. Custodian’s sole responsibility in this regard shall be to give such notices to a Fund or Manager, as the case may be, within a reasonable time after Custodian receives them. Custodian has no responsibility to respond or otherwise act with respect to any such notice unless and until Custodian has received timely and appropriate instructions from the applicable Fund or Manager. Each Fund is responsible to ensure all required documentation and funds are available to Custodian and its agents as required under the terms of the offer or by legal jurisdiction in order for Custodian and its agent to take action on behalf of its Account. 10.2. Proxies. Custodian shall promptly forward all proxies and accompanying material actually received by Custodian’s Domestic Sub-Custodian that are issued by any company whose securities are held in an Account to the applicable Fund, as directed. The Funds acknowledge that proxy services are limited in foreign markets and Custodian’s sole responsibility with respect to such proxy materials will be to forward promptly the proxy and accompanying material received by Custodian’s Domestic Sub-Custodian to the applicable Fund or Manager. Custodian shall have no duty to translate or retain any material received unless required to do so by law. 10.3. Corporate Literature. Custodian shall have no duty to forward or to retain any other corporate material received by Custodian for an Account unless required to do so by law. Custodian shall have no duty to translate or retain any material received from its Global Sub-Agent Network unless required to do so by law. 10.4. Disclosure to Issuers of Securities. Each Fund agrees that unless it directs Custodian in writing to the contrary, the Custodian or its Domestic Sub-Custodian or its Sub-Agents may disclose the name and address of the party with the authority to vote the proxies of the Securities held in its Account as well as the number of shares held, to any issuer of said Securities or its agents upon the written request of such issuer or agent in conformity with the provisions of the applicable law. Each Fund acknowledges that Custodian or its Domestic Sub-Custodian or its Sub- Agents may be required under jurisdictional law to disclose to issuers beneficial owner information regardless of that Fund’s instructions otherwise. 11. INSTRUCTIONS 11.1. Written. All instructions from a Fund or Manager with respect to its Accounts must be from an authorized person and, except those instructions described in Paragraph 7, shall be in writing, and shall continue in force until changed by subsequent instructions. For purposes of this Paragraph 11, an authorized person means any of the persons duly authorized by the Board to give instructions on behalf of a Fund, as applicable, as set forth in a certificate along with any limitations on such Persons’ scope of authority, such certificate to be executed by the Secretary or Assistant Secretary of the Fund, as the same may be revised from time to time. Pending receipt of written authority, Custodian may in its discretion at any time accept oral, faxed, wired and electronically transmitted instructions from a Fund or Manager provided Custodian believes in good faith that the instructions are genuine. If oral instructions are received, the Fund or Manager, as the case may be, shall promptly confirm such instructions in writing or by facsimile or other means permitted hereunder. A Fund will hold Custodian harmless for the failure of that Fund or Manager to send confirmation in writing, the failure of such confirmation to conform to the telephone instructions received or Custodian’s failure to produce such confirmation at any subsequent time. Only those individuals as may be designated by a Fund or Manager from time to time are authorized to give instructions as described In this Agreement. 11.2. Reliance on Instructions. Except as otherwise provided herein, all instructions shall be in writing, and shall continue in force until changed by subsequent instructions. Pending receipt of written authority, Custodian may in its discretion at any time accept oral, wired or electronically transmitted instructions from a Fund or Manager provided Custodian believes in good faith that the Instructions are genuine. Further, Custodian may in good faith assume that any written or oral instructions received hereunder are consistent with the provisions of organizational documents of a Fund or of any vote, resolution or proceeding of a Fund’s board of directors, unless and until Custodian receives written instructions to the contrary. 12. RIGHT TO RECEIVE ADVICE 12.1. Advice of a Fund. If Custodian is in doubt as to any action it should or should not take under this Agreement, Custodian may request directions or advice, including oral instructions or written instructions, from a Fund. 12.2. Advice of Counsel. If Custodian shall be in doubt as to any question of law pertaining to any action it should or should not take, Custodian may request advice from counsel of its own choosing (who may be counsel for the Custodian, at the option of Custodian). The applicable Fund(s) shall pay the reasonable cost of any counsel retained by Custodian with prior notice to such Fund(s). 12.3. Conflicting Advice. In the event of a conflict between directions or advice or oral instructions or written instructions Custodian receives from a Fund, and the reasonable advice it receives from counsel, Custodian shall be entitled to rely upon and follow the reasonable advice of counsel. 12.4. Protection of Custodian. Subject to Paragraph 16.1, Custodian shall be indemnified by a Fund and without liability for any action Custodian takes or does not take in reliance upon directions or advice or oral instructions or written instructions Custodian receives from or on behalf of that Fund, or from counsel and which Custodian believes, in good faith, to be consistent with those directions or advice or oral instructions or written instructions. Nothing in this paragraph shall be construed so as to impose an obligation upon Custodian (i) to seek such directions or advice or oral instructions or written instructions, or (ii) to act in accordance with such directions or advice or oral instructions or written instructions. 13. ACCOUNTING AND REPORTING

13.1. Cost and Nominal Value. Each Fund agrees to furnish Custodian with the income tax cost basis and dates of acquisition of all Securities held in its Account to be carried on its records. If a Fund does not furnish such information, Custodian shall carry the Securities at any such nominal value it determines, such value to be for bookkeeping purposes only. All statements and reporting of any matters requiring this information will use this nominal value. Custodian shall have no duty to verify the accuracy of the cost basis and dates of acquisition furnished by a Fund. Securities purchased in the Account shall be carried at cost. 13.2. Valuations. To the extent that Custodian has agreed to provide pricing or other information services, Custodian is authorized to utilize any vendor (including brokers and dealers of Securities and pricing services embedded in Custodian’s securities processing or accounting systems) reasonably believed by Custodian to be reliable to provide such information. The Funds understand that certain pricing information with respect to complex financial instruments including, without limitation, derivatives may be based on calculated amounts rather than actual market transactions and may not reflect actual market values, and that the variance between such calculated amounts and actual market values may or may not be material. Where pricing vendors used by Custodian do not provide information for Securities, a Fund or authorized party may advise Custodian regarding the fair market value of, or provide other information with respect to, such held Securities. If the Fund or Manager does not provide such information, Custodian shall use the cost or nominal value for such Securities, solely for administrative convenience. Custodian shall not be liable for any loss, damage or expense incurred as a result of errors or omissions with respect to any pricing or other information utilized by Custodian hereunder and shall have no responsibility or duty to ascertain or authenticate the value of pricing applied to any such Security. 13.3. Activity Reports. Custodian shall provide access to the Funds end Manager and other persons authorized by a Fund or Manager to access advices of securities transactions and other information regarding the Account by means of Custodian’s online system. 13.4. Statements. Custodian shall provide the Funds and Manager with the applicable Account statements and other reports periodically via paper delivery or electronically by means of the Custodian’s online service or as otherwise as agreed to by the applicable Fund and Custodian showing all Income and principal transactions and cash positions, and a list of property. A Fund may approve or disapprove any such statement within thirty (30) days of its receipt, and, if no written objections are received within the thirty (30) day period, such statement of its Account shall be deemed approved. Each Fund acknowledges and agrees that if Custodian’s online service is selected, paper statements will be provided only upon request and that the Custodian’s online statements, trade confirms and related online communications satisfy all of Custodian’s existing legal and contractual obligations to provide statements, reports and confirmations with respect to the account. Printed trade confirmations for trades effected by the Custodian will be available upon request and at no additional cost. A Fund or Manager may request printed trade confirmations for other securities transactions from the broker through which they direct such trades. 14. USE OF OTHER BANK SERVICES 14.1. Mutual Fund Investments. A Fund or Manager may direct Custodian to utilize for the Account any mutual fund available in the market as permitted by law. These investment directions may include, but are not limited to, money market mutual funds or long equity and fixed income mutual funds. Such funds may be sub-advised by an affiliate or subsidiary of Custodian and/or for which Custodian may also act as the mutual fund’s custodian and/or provide other services for the mutual fund. A Fund or Manager shall designate the particular mutual fund that the Fund or Manager deems appropriate for the applicable Account. Each Fund hereby acknowledges that Custodian or its affiliate or subsidiary will receive fees for such services which are in addition to those fees charged by Custodian as agent for a Fund’s custody Account. 14.2. Foreign Exchange. Custodian makes available to a Fund foreign exchange services directly with Custodian or through Custodian’s Domestic Sub-Custodian to convert currencies in conjunction with transactions in that Fund’s Account under direction provided in Appendix B, as amended from time to time. Each Fund acknowledges that Custodian is the counterparty with respect to foreign exchange transactions provided under the Standing Instructions Defined Spread Service (Defined Spread Service) with Custodian’s Domestic Sub-Custodian and are subject to Paragraph 9 of this Agreement

14.2.1. Standing Instructions Defined Spread Service. Foreign currency exchanges offered under the Defined Spread Service are directed to Custodian’s Domestic Sub-Custodian or, for markets with currency restrictions, to the local market Sub-Agent. Both services may be amended from time to time. 14.2.2. Direct with Custodian’s Global Capital Markets. A Fund may elect to have foreign currency exchanges provided under separate agreement with Custodian’s Global Capital Markets and performed in accordance with Custodian’s Foreign Exchange Agreement. Each Fund acknowledges that (i) it or Manager is not obligated to effect foreign currency exchange with Custodian or Custodian’s Domestic Sub-Custodian, (ii) Custodian will make available the relevant data so that it or Manager, as the case may be, can Independently monitor foreign exchange activities, and (iii) Custodian will receive benefits for such foreign currency transactions as defined in Section 14.2.2 which are in addition to the compensation which Custodian receives for administering the Account. 14.3. Interest Bearing Deposits. A Fund or Manager may direct that assets of the applicable Account be invested in deposits with Custodian or Domestic Sub-Custodian as a sweep vehicle or other deposit held in Custodian’s nominee name for the benefit of Its clients. Such deposits are covered by FDIC insurance up to the designated value in effect for each beneficial owner. 14.4. Other Transaction Services. A Fund or Manager may direct Custodian to utilize for the applicable Account other services or facilities provided by Custodian, its subsidiaries or affiliates. Such services may include, but are not be limited to the placing of orders for the purchase or sale of units or shares of any registered investment company, including such registered investment company to which Custodian, MUFG Americas Holdings Corporation, or their subsidiaries or affiliates, manage, provide investment advice, act as custodian or provide other services. 14.5. Credit Facilities. Custodian may, in accordance with its commercial lending practices, enter into a credit facility with a Fund for use with the operation of the applicable Account. Such credit facility will be agreed to under separate agreement and subject to the terms and conditions, therein. The Funds acknowledge that any such credit facility is subject to the lien provisions of Paragraph 9.2 of this Agreement. 15. CUSTODIAN’S RESPONSIBILITIES AND LIABILITIES 15.1. Standard of Care. In performing the responsibilities delegated to it under this Agreement, the Custodian agrees to exercise reasonable care and shall not be liable for any damages arising out of the Custodian’s performance of or failure to perform its duties under this Agreement except to the extent that damages arise directly out of the Custodian’s willful misfeasance, negligence or otherwise from a material breach of the Custodian’s standard of care under this Agreement. 15.2. Investment Authority. The parties intend that Custodian shall not be considered a fiduciary of the Account. 15.3. Insurance and Force Majeure. Without limiting the generality of Paragraph 15.1 or of any other provision of this Agreement, the Custodian shall not be liable so long as and to the extent that it exercises reasonable care, for any defect in the title, validity or genuineness of any Security or in the evidence of title thereto received by it or delivered by it pursuant to this Agreement. In addition, Custodian (i) shall not be required to maintain any special insurance for the benefit of a Fund, and (ii) except as may arise from Custodian’s or its affiliates own willful misfeasance, negligence or otherwise from a material breach of Custodian’s standard of care under this Agreement, shall not be liable or responsible for any loss, damage, expense, failure to perform or delay caused by accidents, strikes, fire, flood, war, riot, electrical or mechanical or communication line or facility failures, acts of third parties (including without limitation any messenger, telephone or delivery service), acts of God, war, government action, civil commotion, fire, earthquake, or other casualty or disaster or any other cause or causes which are beyond Custodian’s reasonable control. However, Custodian shall use reasonable efforts to replace Securities lost or damaged due to such causes with securities of the same class and issue with all rights and privileges pertaining thereto. Custodian shall not be liable to a Fund for any loss as the result of a Sub-Custodian to the same extent that the Custodian would be liable under this Agreement.

15.4. Legal Proceedings 15.4.1. Custodian shall not be required to appear in or defend any legal proceedings with respect to the Account or the Securities unless Custodian has been indemnified to its reasonable satisfaction against loss and expense (including reasonable attorneys’ fees). 15.4.2. With respect to legal proceedings, Custodian may consult with counsel acceptable to it after written notification to a Fund concerning its duties and responsibilities under this Agreement, and shall not be liable for any action taken or not taken in good faith on the advice of such counsel. 15.4.3. To the extent permissible by law or regulation and upon a Fund request, that Fund shall be subrogated to the rights of the Custodian with respect to any claim for any loss, damage or claim suffered by that Fund, in each case to the extent that the Custodian falls to pursue any such claim or that Fund is not made whole in respect of such loss, damage or claim. 16. INDEMNITIES AND LIMITATION OF LIABILITY 16.1. In addition to the indemnification provisions contained in this Agreement, each Fund agrees to indemnify, defend and hold harmless Custodian and its affiliates providing services under this Agreement, including their respective officers, directors, agents and employees from all taxes, charges, expenses, assessments, claims and liabilities including, without limitation, reasonable attorneys’ fees and disbursements and liabilities (“Claims”) arising directly or indirectly from any action or omission to act which Custodian takes in connection with the provision of services to that Fund. Neither Custodian, nor any of its affiliates, shall be indemnified against any liability (or any expenses incident to such liability) caused by Custodian’s or its affiliates’ or any sub-contractor’s own willful misfeasance, negligence or reckless disregard in the performance of Custodian’s or its affiliates’ or any sub-contractors activities under this Agreement. The provisions of this Paragraph 16 shall survive termination of this Agreement. 16.2. In all cases, Custodian’s liability under this Agreement shall be limited to the resulting direct loss, if any, incurred by a Fund. Under no circumstances shall Custodian be liable for any incidental, consequential, indirect, punitive, or special damage which a Fund may incur or suffer in connection with this Agreement. 17. COMPENSATION AND OTHER CHARGES 17.1. Compensation. The Funds shall pay Custodian compensation for its services hereunder as specified in Appendix C and as amended from time to time. Fees for a Fund shall accrue and be taken in arrears as specified on the active fee schedule and charged to the Account unless that Fund has requested that it be billed directly. However, any fees not paid within sixty (60) days of billing will be charged to the Account. 17.2. Expenses. A Fund shall reimburse Custodian by debiting its Account for all reasonable out-of-pocket expenses and processing costs incurred by Custodian and Global Sub-Custodian Network in the administration of the Account including, without limitation, reasonable counsel fees Incurred by Custodian pursuant to Subparagraph 12.2 of this Agreement. 18. AMENDMENT AND TERMINATION 18.1. Amendment. This Agreement may be amended at any time by a written instrument signed by the parties or by Custodian immediately if required by applicable law or upon thirty (30) days written notice to the Funds. 18.2. Termination. Custodian may terminate this Agreement immediately if Custodian, in its sole discretion, determines that (i) a Fund failed to strictly comply with any material provision of this Agreement; or (ii) any representation, warranty or covenant of the other party in this Agreement is false. Any such termination shall not constitute a waiver of any other rights that the Custodian may have under this Agreement

In addition, either party may terminate this Agreement and the Account upon sixty (60) days’ written notice. Upon such termination, Custodian shall deliver or cause to be delivered the Securities, less any amounts due and owing to Custodian under this Agreement to a successor custodian designated by the Funds or, if a successor custodian has not accepted an appointment by the effective date of termination of an Account, to the applicable Fund. Upon completion of such delivery Custodian shall be discharged of any further liability or responsibility with respect to the Securities so delivered. In the event that Securities or other properties remain in the possession of the Custodian after the date of termination hereof owing to failure of a Fund to provide proper instructions, the Custodian shall be entitled to fair compensation for its services during such period to that Fund as the Custodian retains possession of such securities, funds and other properties and the provisions of this Agreement relating to the duties and obligations of the Custodian shall remain in full force and effect. In the event that no proper instructions designating a successor custodian or alternative arrangements shall have been delivered to the Custodian on or before the date when such termination shall become effective, then the Custodian shall have the right to deliver to a bank or trust company, which is a “bank” as defined in the Act of its own selection, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $25,000,000, all Securities held by the Custodian on behalf of a Fund and all instruments held by the Custodian relative thereto held by it under this Agreement on behalf of a Fund, and to transfer to an account of such successor custodian all of the Securities held in an Account. Thereafter, such bank or trust company shall be the successor of the Custodian under this Agreement All expenses associated with the transfer of custody hereunder upon termination hereof shall be borne by the applicable Fund (except as may be specifically agreed in writing by the parties in relation to special arrangements). 19. SUCCESSORS This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors in interest. This Agreement may not be assigned by either party, nor may the duties of either party hereunder be delegated, without the prior written consent of the other party. 20. GOVERNING LAW The validity, construction, and administration of this Agreement shall be governed by the applicable laws of the United States from time to time in force and effect and, to the extent not preempted by such laws of the United States, by the laws of the State of California from time to time in force and effect. Any action or proceeding to enforce, interpret or adjudicate the rights and responsibilities of the parties hereunder shall be commenced in the State or Federal courts located in the State of California. 21. NOTICES Except as otherwise specified herein, all notices, requests, demands and other communications under this Agreement shall be signed and in writing and shall be deemed as having been duly given on the date of service, if served personally on the party to whom notice is to be given, or on the fifth (5) day after mailing, if mailed to the party to whom notice is to be given and properly addressed as follows: To the Funds: Venture Lending & Leasing * Updated per 4/28/21 LOI 104 La Mesa drive, Suite 102 /s/ Kevin Bruni Portola Valley, CA 94028 Date: 2021.04.28 Attn: Judy Bornstein* Facsimile: 650 234-4343 Email: judy@westerntech.com* To Custodian: MUFG Union Bank, N.A. 350 California Street, Suite 2018 San Francisco, CA 94104 Attn: Margaret Bond, Vice President Facsimile: (877) 823-3601 Email: ITCS Funds 1@unionbank.com or margaret.bond@unionbank.com

This agreement and any amendment, notice or other document required to be signed and in writing under this Agreement may be delivered by personal service or U.S. first class mail postage prepaid or via fax, email with an imaged or scanned attachment (such as a PDF), or similar electronic transmission with electronic signature through Custodian’s online secure messaging service pursuant to security protocols established and agreed by the parties, unless otherwise specified herein. Signatures delivered via fax, email, or similar electronic transmission shall be effective as original signatures in binding the parties and shall be effective upon receipt. Periodic communications related to foreign currencies and global market updates will be available to authorized parties through Custodian’s secure messaging service. 22. CONFIDENTIALITY All non-public information and advice furnished by either party to the other shall be treated as confidential and will not be disclosed to third parties unless required by law, except (a) each Fund and Manager may disclosure any information to any governmental regulatory or (b) Custodian may disclose (i) the identity of a Fund as a client or client reference of Custodian; (ii) any information to any government regulator of Custodian or its affiliated entities, as requested or required by such governmental regulator; and (iii) any information to Custodian’s affiliated entities and product and service providers to the extent necessary to provide the financial products and services under this Agreement. 23. EFFECTIVE DATE This Agreement shall be effective as of the date appearing below, and shall supersede any prior or existing agreements between the parties pertaining to the subject matter hereof. 24. COUNTERPARTS This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement and all exhibits, appendices, attachments and amendments hereto may be reproduced by any reasonable means. The parties hereto each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. 25. MISCELLANEOUS Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement embodies the entire agreement and understanding between the parties and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

BY FUND: Venture Lending & Leasing III, LLC ACCEPTED: MUFG Union Bank, N.A. By: /s/Maurice Werdegar By: /s/Brian Davies Name: Maurice Werdegar Name: Brian Davies Title: President and CEO Title: Vice President Date: July 27, 2015 Date: 07/28/15 By: /s/Martin Eng By: /s/Magaret Bond Name: Martin Eng Name: Margaret Bond Title: CFO Title: Director Date: July 27, 2015 Date: 07/28/15 BY FUND: Venture Lending & Leasing IV, LLC BY FUND: Venture Lending & Leasing V, LLC By: /s/Maurice Werdegar By: /s/Maurice Werdegar Name: Maurice Werdegar Name: Maurice Werdegar Title: President and CEO Title: President and CEO Date: July 27, 2015 Date: July 27, 2015 By: /s/Martin Eng By: /s/Martin Eng Name: Martin Eng Name: Martin Eng Title: CFO Title: CFO Date: July 27, 2015 Date: July 27, 2015 BY FUND: Venture Lending & Leasing VI, LLC BY FUND: Venture Lending & Leasing VI, Inc. By: /s/Maurice Werdegar By: /s/Maurice Werdegar Name: Maurice Werdegar Name: Maurice Werdegar Title: President and CEO Title: President and CEO Date: July 27, 2015 Date: July 27, 2015 By: /s/Martin Eng By: /s/Martin Eng Name: Martin Eng Name: Martin Eng Title: CFO Title: CFO Date: July 27, 2015 Date: July 27, 2015

BY FUND: Venture Lending & Leasing VII, LLC BY FUND: Venture Lending & Leasing VII, Inc. By: /s/Maurice Werdegar By: /s/Maurice Werdegar Name: Maurice Werdegar Name: Maurice Werdegar Title: President and CEO Title: President and CEO Date: July 27, 2015 Date: July 27, 2015 By: /s/ Martin Eng By: /s/ Martin Eng Name: Martin Eng Name: Martin Eng Title: CFO Title: CFO Date: July 27, 2015 Date: July 27, 2015 BY FUND: Venture Lending & Leasing VIII, LLC BY FUND: Venture Lending & Leasing VIII, Inc. By: /s/Maurice Werdegar By: /s/Maurice Werdegar Name: Maurice Werdegar Name: Maurice Werdegar Title: President and CEO Title: President and CEO Date: July 27, 2015 Date: July 27, 2015 By: /s/Martin Eng By: /s/Martin Eng Name: Martin Eng Name: Martin Eng Title: CFO Title: CFO Date: July 27, 2015 Date: July 27, 2015

SCHEDULE I TO THE CUSTODIAN AGREEMENT BETWEEN VENTURE LENDING AND LEASING, INC. AND US BANK NATIONAL ASSOCIATION Name of Fund Venture Lending and Leasing IV, LLC Venture Lending and Leasing V, Inc. Venture Lending and Leasing VI LLC Venture Lending and Leasing VII, LLC Venture Lending and Leasing VII Inc Collection Venture Lending and Leasing VIII LLC Venture Lending and Leasing VIII Inc Venture Lending and Leasing VIII Inc Collection Venture Lending and Leasing IX Inc Venture Lending and Leasing IX LLC Venture Lending and Leasing IX Inc Collection Venture Lending and Leasing VI Holdings Inc Venture Lending and Leasing VII Holdings Inc Venture Lending and Leasing IX Holdings Inc Venture Lending and Leasing VIII Holdings Inc WTI Fund X, Inc. By: Western Technology Investment, “Principal” Authorized Signature: /s/ Judy Bornstein Name & Title: Judy Bornstein, CFO Date: 4/26/21 By: US Bank National Association, "Custodian" Authorized Signature: /s/ Brian Swanson Attorney in Fact Name & Title: Brian Swanson, Vice President Date: April 25, 2021